                                                                   Exhibit 10.61


                      SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 18, 1998, is entered into by and among:

               (1) LAM RESEARCH CORPORATION, a Delaware corporation
        ("Borrower");

               (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders") that execute this Amendment; and

               (3) ABN AMRO BANK, N.V., San Francisco International Branch, as agent for the Lenders (in such capacity, "Agent").


                                    RECITALS

        A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of April 13, 1998, as amended by that certain First Amendment to Credit Agreement dated as of August 10, 1998 (as amended, the "Credit Agreement").

        B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

        C. The Lenders executing this Amendment and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders executing this Amendment and Agent hereby agree as follows:


        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.


        2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

               (a) Paragraph 1.01 is amended by adding thereto, in the appropriate alphabetical order, definitions of the term "Cash Balances" and "Second Amendment Effective Date" to read in their entirety as follows:

                      "Cash Balances" shall mean, with respect to Borrower and
               its Subsidiaries at any time, the remainder, determined on a consolidated basis in accordance with GAAP, of:

                             (a) The unrestricted, unencumbered sum of (i) the
                      cash of Borrower and its Subsidiaries at such time and
                      (ii) the market value of cash equivalents (less than ninety (90) days in term) and short-term marketable securities (less than one (1) year in term) at such time;

                                      minus

                             (b) The sum of (i) the aggregate principal amount
                      of all Loans outstanding at such time, (ii) the aggregate amount available for drawing under all Letters of Credit outstanding at such time and (iii) the aggregate amount of all Reimbursement Obligations outstanding at such time.

                       "Second Amendment Effective Date" shall mean December 18, 1998.

               (b) Subparagraph 5.02(l) is amended by changing clause (iv) thereof to read in its entirety as follows:

                      (iv) Borrower shall not permit its Tangible Net Worth (A)
               on December 27, 1998 to be less than $350,000,000 and (B) on any date of determination (such date to be referred to herein as a "determination date") which occurs after December 27, 1998 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                                    (1) $350,000,000;

                                                   plus

                                    (2) Seventy-five percent (75%) of the sum of
                             Borrower's consolidated quarterly net income
                             (ignoring any quarterly losses) for each quarter ending after the base date through and including the quarter ending immediately prior to the determination date;

                                                   plus

                                    (3) One hundred percent (100%) of the Net
                             Proceeds of all Equity Securities issued by Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date;

                                                   plus

                                    (4) One hundred percent (100%) of the
                             aggregate decrease in the total liabilities of Borrower and its Subsidiaries resulting from conversions of convertible Subordinated Indebtedness or other liabilities of Borrower and its Subsidiaries into Equity Securities of Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date.

               (c) Subparagraph 5.02(l) is further amended by changing clause
        (v) thereof to read in its entirety as follows:

                      (v) Borrower shall not incur a cumulative net loss
               (exclusive of net income) greater than $35,000,000, determined in accordance with GAAP, for the two quarter period commencing on December 28, 1998 and ending on June 30, 1999.

               (d) Subparagraph 5.02(l) is further amended by adding thereto a new clause (vi) to read in its entirety as follows:

                      (vi) Borrower shall not permit the Cash Balances of
               Borrower and its Subsidiaries to be less than $150,000,000 at any time; provided, however, that if the net profits of Borrower and its Subsidiaries, determined in accordance with GAAP, for each of the fiscal quarter periods ending on September 26, 1999 and December 26, 1999 is $1.00 or greater, commencing on the fifteenth day following the date Borrower is first required to deliver the Financial Statements for the fiscal quarter period ending on December 26, 1999, Borrower shall no longer be required to maintain such minimum Cash Balances.

               (e) Schedule 1.01(a) is hereby amended to read in its entirety as set forth on Attachment 1 hereto.

        3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

               (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

               (b) No Default or Event of Default has occurred and is continuing; and

               (c) All of the Credit Documents are in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

        4. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on December 18, 1998 (the "Effective Date"), subject to receipt by Agent and the Lenders of the following, each in form and substance satisfactory to Agent, the Lenders executing this Amendment and their respective counsel:

               (a) This Amendment duly executed by Borrower, the Required Lenders and Agent;

               (b) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that (i) the Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date and (ii) resolutions have been duly adopted by the Board of Directors of Borrower and are continuing in effect, which authorize the execution, delivery and performance by Borrower of this Amendment and the consummation of the transactions contemplated hereby;

               (c) A favorable written opinion of Steve Debenham, internal counsel to Borrower, and Jackson Tufts Cole & Black, LLP, external counsel to Borrower, each dated the Effective Date, addressed to Agent, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent;

               (d) A nonrefundable amendment fee equal to one-tenth of one percent (0.10%) of the Total Commitment to be shared among the Lenders that execute this Amendment on or before December 18, 1998 pro rata in accordance with such Lenders' respective Proportionate Share; and

               (e) Such other evidence as Agent or any Lender executing this Amendment may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

        5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

        6. MISCELLANEOUS.

               (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

        IN WITNESS WHEREOF, Borrower, Agent and the Lenders executing this Amendment have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                           LAM RESEARCH CORPORATION


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


AGENT:                              ABN AMRO BANK, N.V., SAN FRANCISCO
                                    INTERNATIONAL BRANCH, AS AGENT


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



LENDERS:                            ABN AMRO BANK, N.V., SAN FRANCISCO
                                    INTERNATIONAL BRANCH, AS A LENDER


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, AS A LENDER


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN
                                    ISLANDS BRANCHES, AS A LENDER


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    THE INDUSTRIAL BANK OF JAPAN, AS A LENDER


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    BANKBOSTON, N.A., AS A LENDER


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    UNION BANK OF CALIFORNIA, N.A., AS A LENDER


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                  ATTACHMENT 1

                                SCHEDULE 1.01(a)

                                  PRICING GRID



                                    LEVEL 1       LEVEL 2       LEVEL 3       LEVEL 4       LEVEL 5
                                    -------       -------       -------       -------       -------
APPLICABLE MARGINS:

Base Rate Loans                      0.00%         0.00%         0.00%         0.00%         0.00%

LIBOR Loans                          0.55%         0.75%          .90%         1.00%         1.25%

COMMITMENT FEE PERCENTAGE:
                                    0.225%         0.25%         0.30%        0.325%         0.40%

LC USAGE FEE PERCENTAGE:

Non-Financial Performance
    Letters of Credit               0.275%*        0.25%*        0.45%*        0.50%*       0.625%*

Financial Performance Letters
    of Credit                        0.55%*        0.75%*        0.90%*        1.00%*        1.25%*


*  Does not include LC Issuance Fees payable to Issuing Bank

                                   EXPLANATION

1. The Applicable Margin for each Borrowing and Loan, the Commitment Fee Percentage, and the LC Usage Fee Percentage will be determined as provided below and will vary depending upon whether Level 1 pricing, Level 2 pricing, Level 3 pricing, Level 4 pricing or Level 5 pricing is applicable.

2. From the Closing Date until the First Amendment Effective Date, Level 1 pricing shall apply.

3. From the First Amendment Effective Date until the Second Amendment Effective Date, Level 3 pricing shall apply.

4. On and after the Second Amendment Effective Date until the date that either Paragraph 5 or Paragraph 6 below is applicable, Level 5 Pricing will apply.

5. Commencing on the fifteenth day following the date Borrower is required to deliver the quarterly Financial Statements and information under Subparagraphs 5.01(a)(i) of the Credit Agreement for the fiscal quarter period ending on December 26, 1999, the pricing



                                      1-1
        will vary depending upon Borrower's profitability and Senior Indebtedness Ratio (as applicable) as set forth in such Financial Statements and information for the immediately preceding fiscal quarter as follows:

        (a) If Borrower does not have net profits of $1.00 or greater, determined in accordance with GAAP, during both the fiscal quarter period ending on September 26, 1999 and the fiscal quarter period ending on December 26, 1999, Level 5 pricing will still apply.

        (b) If Borrower has net profits of $1.00 or greater, determined in accordance with GAAP, during both the fiscal quarter period ending on September 26, 1999 and the fiscal quarter period ending on December 26, 1999 and Borrower's Senior Indebtedness Ratio is less than 0.10, Level 2 pricing will apply.

        (c) If Borrower has net profits of greater than $1.00, determined in accordance with GAAP, during both the fiscal quarter ending on September 26, 1999 and the fiscal quarter ending on December 26, 1999 and Borrower's Senior Indebtedness Ratio is greater than or equal to 0.10 but less than 0.15, Level 4 pricing will apply.

        (d) If Borrower has net profits of greater than $1, determined in accordance with GAAP, during both the fiscal quarter ending on September 26, 1999 and the fiscal quarter ending on December 26, 1999 and Borrower's Senior Indebtedness Ratio is greater than or equal to 0.15, Level 5 pricing will apply.

6. On and after the fifteenth day following the Borrower's failure to deliver to Agent the Financial Statements and information required under Subparagraphs 5.01(a)(i) and (iii) of the Credit Agreement within the time periods set forth therein commencing with the fifteenth day following the date Borrower is required to deliver such Financial Statements and information for the fiscal quarter ending on December 26, 1999, and until the fifteenth day following receipt by Agent of such Financial Statements and information, Level 5 pricing will apply.

7.      Examples:

        (a) The Senior Indebtedness Ratio for the fiscal quarter ending March 26, 2000 is 0.09. Assuming Borrower had net profits of greater than $1.00, determined in accordance with GAAP, during both the fiscal quarter period ending on September 26, 1999 and the fiscal quarter period ending on December 26, 1999 and the Financial Statements and information are delivered within the time periods required under the Credit Agreement, commencing May 30, 2000, Level 2 pricing will apply.






                                      1-2

        (b) The Senior Indebtedness Ratio for the fiscal quarter ending June 30, 2000 is 0.14. Assuming Borrower had net profits of greater than $1.00, determined in accordance with GAAP, during both the fiscal quarter period ending on September 26, 1999 and the fiscal quarter period ending on December 26, 1999 and the Financial Statements and information are delivered within the time periods set forth in the Credit Agreement, commencing September 3, 2000, Level 4 pricing will apply.










                                      1-3